EXHIBIT 31.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stellar Pharmaceuticals Inc. (the “Company”) on Form 10-QSB for the nine month period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter Riehl, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2007	By:	/s/ Peter Riehl
Peter Riehl
Chief Executive Officer